Roundhill MSTR WeeklyPay ETF
Schedule of Investments
September 30, 2025 (Unaudited)

PURCHASED OPTIONS - 6.5%(a)	Notional Amount	Contracts		Value
Call Options - 6.5%				$–
Strategy, Inc., Expiration: 10/03/2025; Exercise Price: $307.00 (b)(c)	$109,035,864	3,384		5,898,312
TOTAL PURCHASED OPTIONS (Cost $3,865,357)				5,898,312

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 89.4%		Par		Value
4.05%, 10/16/2025 (d)		82,000,000		81,861,818
TOTAL U.S. TREASURY BILLS (Cost $81,861,818)				81,861,818

MONEY MARKET FUNDS - 19.3%		Shares		Value
First American Government Obligations Fund - Class X, 4.05% (e)		17,669,344		17,669,344
TOTAL MONEY MARKET FUNDS (Cost $17,669,344)				17,669,344

TOTAL INVESTMENTS - 115.2% (Cost $103,396,519)				105,429,474
Liabilities in Excess of Other Assets - (15.2)%			)	(13,882,976)
TOTAL NET ASSETS - 100.0%	0.0%	0.0%		$91,546,498
two				–%
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.				–%

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown is the annualized yield as of September 30, 2025.
(e)	The rate shown represents the 7-day annualized yield as of September 30, 2025.

Roundhill MSTR WeeklyPay ETF
Schedule of Written Options
September 30, 2025 (Unaudited)

WRITTEN OPTIONS - (0.7)%	Notional Amount	Contracts	Value
Put Options - (0.7)%
Strategy, Inc., Expiration: 10/03/2025; Exercise Price: $307.00 (a)(b)	$(109,035,864)	(3,384)	$(649,544)
TOTAL WRITTEN OPTIONS (Premiums received $2,928,199)			$(649,544)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Roundhill MSTR WeeklyPay ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$5,898,312	$–	$5,898,312
U.S. Treasury Bills	–	81,861,818	–	81,861,818
Money Market Funds	17,669,344	–	–	17,669,344
Total Investments	$17,669,344	$87,760,130	$–	$105,429,474

Liabilities:
Investments:
Written Options	$–	$(649,544)	$–	$(649,544)
Total Investments	$–	$(649,544)	$–	$(649,544)

Refer to the Schedule of Investments for further disaggregation of investment categories.